UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  __)

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INTERCLOUD SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

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INTERCLOUD SYSTEMS, INC.
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m., Eastern Daylight Time, on Wednesday, August 20, 2014

TO THE HOLDERS OF COMMON STOCK
OF INTERCLOUD SYSTEMS, INC.:

The Annual Meeting of Stockholders of InterCloud Systems, Inc., a Delaware corporation, will be held on Wednesday, August 20, 2014, at 10:00 a.m., Eastern Daylight Time, at Spring Lake Golf Club, 901 Warren Avenue, Spring Lake, New Jersey 07762, for the following purposes as more fully described in the accompanying Proxy Statement:

1.	To elect as a Class I director the nominee named in this proxy statement to serve until the 2017 annual meeting of stockholders or until his successor is duly elected and qualified;

2.	To ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on June 30, 2014 as the record date for the meeting.  Only stockholders of record of our common stock on June 30, 2014 are entitled to notice of and to vote at the meeting.  Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

We have enclosed a proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2013, a form of proxy and a postage-paid reply envelope. Please read the accompanying proxy statement and other documents delivered to you carefully for information about the matters you are being asked to consider and vote upon. Your vote is important. Whether or not you attend the Annual Meeting in person, our board of directors urges you to promptly vote your proxy as soon as possible by mail using the enclosed postage-paid reply envelope or by telephone or the Internet in the manner set forth in the enclosed proxy statement. If you decide to attend the meeting and vote in person, you will, of course, have that opportunity.

YOUR VOTE IS IMPORTANT.  Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of our company and look forward to either greeting you personally at the meeting or receiving your proxy.

By order of the Board of Directors,

Mark Munro
Chairman of the Board and Chief Executive Officer
Shrewsbury, New Jersey
July 11, 2014

INTERCLOUD SYSTEMS, INC.
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

PROXY STATEMENT
FOR 2014 ANNUAL MEETING OF STOCKHOLDERS
to be held on Wednesday, August 20, 2014 at 10:00 a.m., Eastern Daylight Time

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on August 20, 2014 and any postponements, adjournments or continuations thereof.   The Annual Meeting will be held at Spring Lake Golf Club located at 901 Warren Avenue, Spring Lake, New Jersey 07762, on August 20, 2014 at 10:00 a.m., Eastern Daylight Time.   The notice of meeting, this proxy statement and the form of proxy enclosed are first being sent to stockholders on or about July 11, 2014.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement.  You should read this entire proxy statement carefully.

Why am I receiving these materials?

Our board of directors is providing these proxy materials to you in connection with the 2014 Annual Meeting of Stockholders of our company, to be held on August 20, 2014.  As a stockholder of record of our common stock on June 30, 2014, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

What matters am I voting on?

You will be voting on:

●	the election as a Class I director of the nominee named in this proxy statement to hold office until the 2017 annual meeting of stockholders or until his successor is duly elected and qualified;

●	a proposal to ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

●	any other business that may properly come before the meeting.

How does the board of directors recommend I vote on these proposals?

The board of directors recommends a vote:

●	FOR the nominee named in this proxy statement for election as a Class I director; and

●	FOR the ratification of the appointment of BDO USA LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Who is entitled to vote?

Holders of our common stock as of the close of business on June 30, 2014, the record date, may vote at the Annual Meeting.  As of the record date, we had 13,551,804 shares of common stock outstanding.  In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the record date.  We do not have cumulative voting rights for the election of directors.

Registered Stockholders.   If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us.  As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

 Street Name Stockholders.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the notice of meeting and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares.   As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares.  Beneficial owners are also invited to attend the Annual Meeting.   However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.

How do I vote?

There are four ways to vote:

●	by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Daylight Time, on August 19, 2014 (have your proxy card in hand when you visit the website);

●	by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call), until 11:59 p.m., Eastern Daylight Time, on August 19, 2014;

●	by completing and mailing the enclosed proxy card; or

●	by written ballot at the Annual Meeting.

Can I change my vote?

Yes.  You can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet or by telephone;

●	returning a later-dated proxy card;

●	notifying our Corporate Secretary, in writing, at the address listed on the front page of this proxy statement; or

●	completing a written ballot at the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors.  The persons named in the proxy have been designated as proxies by our board of directors.  When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder.  If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above.  If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.  If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is a quorum?

A quorum is the minimum number of shares required to be present at the annual meeting for the meeting to be properly held under our bylaws and Delaware law.  The presence, in person or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the meeting will constitute a quorum at the meeting.  A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter.  Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock.  See “How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?” The shares subject to a proxy that are not being voted on a particular matter because of either stockholder withholding or broker non-vote will count for purposes of determining the presence of a quorum.  Abstentions are also counted in the determination of a quorum.

How many votes are needed for approval of each matter?

●
Proposal No.  1:  The election of directors requires a plurality vote of the shares of common stock voted at the meeting.  “Plurality” means that the individuals who receive the largest number of votes cast “for” are elected as directors.  As a result, any shares not voted “for” a particular nominee (whether as a result of a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

●
Proposal No.  2:  The ratification of the appointment of BDO USA LLP must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon to be approved.  Abstentions are considered votes cast and thus, will have the same effect as a vote “against” the proposal.  Broker non-votes will have no effect on the outcome of this proposal.

How are proxies solicited for the Annual Meeting?

The board of directors is soliciting proxies for use at the Annual Meeting.  All expenses associated with this solicitation will be borne by us.  We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers.  In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter — the proposal to ratify the appointment of BDO USA LLP.  Absent direction from you, your broker will not have discretion to vote on the election of directors.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within our company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Who are the proxies?

Our board of directors has appointed Mark Munro and Daniel J. Sullivan to serve as proxies at the Annual Meeting.  When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

Who will count the votes?

We have retained Broadridge Financial Solutions, Inc. to receive and tabulate the proxy cards, ballots and voting instruction forms.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting.  We will also disclose voting results in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.  If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved.  Under this procedure, we deliver a single copy of the notice of meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written or oral request, we will deliver promptly a separate copy of the notice of meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy, of the notice of meeting and the proxy materials, stockholders may contact us as follows:

InterCloud Systems, Inc.
Attention: Investor Relations
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner.   Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended,  regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

InterCloud Systems, Inc.
Attention: Corporate Secretary
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

Our bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders.  Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our board of directors, or (iii) properly brought before the meeting by a stockholder of record both at the time of giving notice of the proposal and at the time of the meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws.  To be timely for our 2015 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

●	not earlier than April 22, 2015; and

●	not later than the close of business on May 22, 2015.

In the event that we hold our 2015 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2014 annual meeting, then notice of a stockholder proposal must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

●	the 90th day prior to such annual meeting; or

●	the 10th day following the day on which public announcement of the date of such meeting is first made.

If, after complying with the provisions above, a stockholder, or such stockholder’s qualified representative, does not appear at the annual meeting to present the stockholder’s proposal, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee.  Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Corporate Secretary at the address set forth above.  For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders.  To nominate a director, the stockholder must provide the information required by our bylaws.  In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “-- Stockholder Proposals” for stockholder proposals.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov.  You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Whom should I call if I have questions regarding the Annual Meeting?

If you have questions regarding the Annual Meeting, please contact our Corporate Secretary, Lawrence M. Sands, at (561) 988-1988.

Attending the Annual Meeting

Our Annual Meeting will be held on Wednesday, August 20, 2014, at 10:00 a.m., Eastern Daylight Time, at Spring Lake Golf Club, 901 Warren Avenue, Spring Lake, New Jersey 07762.

All stockholders should be prepared to present photo identification for admission to the Annual Meeting.  Admission will be on a first-come, first-served basis.  If you are a beneficial stockholder and hold your shares in “street name,” you will be asked to present proof of ownership of your shares as of the record date.  Examples of acceptable evidence of ownership include your most recent brokerage statement showing ownership of shares prior to the record date or a photocopy of your voting instruction form.  Persons acting as proxies must bring a valid proxy from a stockholder of record as of the record date.  Your late arrival or failure to comply with these procedures could affect your ability to participate in the Annual Meeting.

PROPOSAL NO.  1
ELECTION OF DIRECTORS

Our business affairs are managed under the direction of our board of directors, which is currently composed of four members.  Three of our directors are “independent” under the NASDAQ Stock Market listing standards.  Our board of directors is divided into three staggered classes of directors.  At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until his or her successor is duly elected and qualified or until his or her death, resignation or removal.  Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.  This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

The following table sets forth the names and certain other information for the nominee for election as a director and for each of the continuing members of the board of directors as of June 30, 2014.

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees
Mark F. Durfee(1)(2)(3)	I	57	Director	2012	2014	2017

Continuing Directors
Neal L. Oristano(1)(2)(3)	II	58	Director	2012	2015	—
Mark Munro	III	52	Chairman of the Board and Chief Executive Officer	2011	2016	—
Charles K. Miller(1)(2)(3)	III	53	Director	2012	2016	—
________________
(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the governance and nominating committee

Nominees for Director

Mark F.  Durfee has been a member of our board of directors since December 2012.   Mr. Durfee has been a principal at Auerbach Acquisition Associates II, Inc., a private equity fund, since August 2007.   Mr. Durfee also worked for Kinderhook Capital Management, LLC, an investment manager, as a partner from January 1999 to December 2004, at which he was responsible for investing in over 40 middle market companies.   He has been a director of Home Sweet Home Holdings, Inc., a wholesaler of home furnishings, since January 2012.   Mr. Durfee received his B.S. in finance from the University of Wyoming.  Mr. Durfee brings over 25 years of experience as a private equity investor to our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NOMINEE NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Continuing Directors

Directors Continuing in Office Until the 2015 Annual Meeting of Stockholders

Neal L.  Oristano has been a member of our board of directors since December 2012.   Mr. Oristano has been the Vice President - Service Provider Sales Segment at Cisco Systems Inc., an internet protocol-based networking and products company, since August 2011.   From July 2004 to July 2011, he was the Senior Vice President - Service Provider Sales at Juniper Networks, Inc., a networking software and systems company.   Mr. Oristano received his B.S. in marketing from St. Johns University.   Mr. Oristano brings 33 years of technology experience, including enterprise and service provider leadership, to our board of directors.

Directors Continuing in Office Until the 2016 Annual Meeting of Stockholders

Mark Munro has served as our Chief Executive Officer and as the Chairman of our Board since December 2011.   Mr. Munro is also the Founder and has been President of Munro Capital Inc., a private equity investment firm, since 2005.   Mr. Munro has been the Chief Executive Officer and owner of 1112 Third Ave Corp., a real estate holding company, since October 2000.  He has also been an investor in private companies for the last seven years, including VaultLogix LLC, a provider of cloud-based data backup solutions for business data.   Prior to forming Munro Capital, Mr. Munro founded, built and sold Eastern Telcom Inc., a telecommunication company, from 1990 to 1996.   Mr. Munro has been directly involved in over $150 million of private and public transactions as both an investor and entrepreneur.  Mr. Munro received his B.A.  in economics from Connecticut College.   Mr. Munro brings extensive business experience, including years as a successful entrepreneur and investor, to our board of directors and executive management team.

Charles K.  Miller has been a member of our board of directors since November 2012.   He has been the Chief Financial Officer of Tekmark Global Solutions, LLC, a provider of information technology, communications and consulting services, since September 1997.   Mr. Miller received his B.S.  in accounting and his M.B.A.  from Rider University and is a Certified Public Accountant in New Jersey.   Mr. Miller brings over 30 years’ of financial experience to our board of directors.

Director Independence

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of current directors and considered whether any such director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities.  Based upon information requested from and provided by each current director concerning his or her background, employment and affiliations, including family relationships, the board of directors has determined that none of Messrs.  Durfee, Oristano or Miller representing three of our four current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the rules of The NASDAQ Capital Market.   The board of directors also determined that each of such directors, who comprise the members of our audit committee, our compensation committee and our governance and nominating committee, satisfy the independence standards for those committees established by applicable SEC rules and the rules of The NASDAQ Capital Market.

Board Meetings and Committees

During the year ended December 31, 2013, our board of directors held two meetings (including regularly scheduled and special meetings), and no director attended fewer than 75% of the total number of meetings of the board of directors and the committees of which he or she was a member.  In addition, during the year ended December 31, 2013, our board of directors acted by unanimous written consent on 15 occasions.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, directors to attend.

Our board of directors has an audit committee, a compensation committee and a governance and  nominating committee, each of which has the composition and responsibilities described below.  Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee.   Our audit committee is comprised of Mark F.  Durfee, Charles K.  Miller and Neal L.  Oristano.  Mr. Miller is the chairperson of the committee.   Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the applicable rules of the SEC and the NASDAQ Stock Market.  Our board of directors has designated Charles K.  Miller as an “audit committee financial expert,” as defined under the applicable rules of the SEC.  The audit committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●
reviewing annually a report by the independent registered public accounting firm regarding the independent registered public accounting firm’s internal quality control procedures and various issues relating thereto;

●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;

●
establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

●
periodically reviewing legal compliance matters, including any securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our company, reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party (as described in Item 404 of Regulation S-K);

●	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm; and

●	reviewing the audit committee report required by SEC rules to be included in our annual proxy statement.

The audit committee also has the power to investigate any matter brought to its attention within the scope of its duties.  It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The audit committee had three meetings in 2013.  The audit committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market.  A copy of the Audit Committee Charter is available on our website at http://www.intercloudsys.com/governance-documents.

Compensation Committee.   Our compensation committee is comprised of Mark F.  Durfee, Charles K.  Miller and Neal L.  Oristano.  Mr. Oristano is the chairperson of the committee.  Our board of directors has determined that each member of the compensation committee is an independent director for compensation committee purposes as that term is defined in the applicable rules of NASDAQ, is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended.  The compensation committee’s responsibilities include, among other things:

●	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

●	annually evaluating the performance of our chief executive officer in light of such corporate goals and objectives and approving the compensation of our chief executive officer;

●	annually reviewing and approving the compensation of our other executive officers;

●	annually reviewing our compensation, welfare, benefit and pension plans, and similar plans;

●	reviewing and making recommendations to the board of directors with respect to director compensation; and

●	reviewing for inclusion in our proxy statement the report of the compensation committee required by the SEC.

The compensation committee also has the power to investigate any matter brought to its attention within the scope of its duties.  It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

During 2013, our compensation committee did not meet.  The compensation committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market.   A copy of the Compensation Committee Charter is available on our website at http://www.intercloudsys.com/governance-documents.   Pursuant to its charter, the compensation committee may form subcommittees and delegate to such subcommittees any power and authority the compensation committee deems appropriate, excluding any power or authority required by law, regulation or listing standard to be exercised by the compensation committee as a whole.

Governance and Nominating Committee.   Our governance and nominating committee, or nominating committee, is comprised of Mark F.  Durfee, Charles K.  Miller and Neal L. Oristano.   Mr. Durfee is the chairperson of the committee.  Our board of directors has determined that each of the committee members is an independent director for nominating committee purposes as that term is defined in the applicable rules of the NASDAQ Stock Market.  The nominating committee’s responsibilities include, among other things:

●	developing and recommending to the board of directors criteria for board of directors and committee membership;

●	identifying individuals qualified to become board of directors members;

●	recommending to the board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;

●	annually reviewing our corporate governance guidelines; and

●	monitoring and evaluating the performance of the board of directors and leading the board in an annual self-assessment of its practices and effectiveness.

The governance and nominating committee also has the power to investigate any matter brought to its attention within the scope of its duties.  It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

During 2013, our governance and nominating committee did not meet.  The governance and nominating committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market.  A copy of the Governance and Nominating Committee Charter is available on our website at http://www.intercloudsys.com/governance-documents.

Considerations in Evaluating Director Nominees

The governance and nominating committee uses a variety of methods for identifying and evaluating director nominees.  In its evaluation of director candidates, the governance and nominating committee will consider the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors.  Some of the qualifications that the governance and nominating committee considers include, without limitation, issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, other commitments and the like.  Other than the foregoing, there are no stated minimum criteria for director nominees.

Although the board of directors does not maintain a specific policy with respect to board diversity, the board of directors believes that the board should be a diverse body, and the governance and nominating committee considers a broad range of backgrounds and experiences.  In making determinations regarding nominations of directors, the governance and nominating committee may take into account the benefits of diverse viewpoints.  The governance and nominating committee also considers these and other factors as it oversees the annual board of director and committee evaluations.

Stockholder Recommendations for Nominations to the Board of Directors

The governance and nominating committee will consider candidates for directors recommended by stockholders so long as such recommendations comply with the certificate of incorporation and bylaws of our company and applicable laws, rules and regulations, including those promulgated by the SEC.  The committee will evaluate such recommendations in accordance with its charter, our bylaws and the regular nominee criteria described above.  This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business.  Eligible stockholders wishing to recommend a candidate for nomination should contact our Corporate Secretary in writing.  Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our stock and a signed letter from the candidate confirming willingness to serve on our board of directors.  The committee has discretion to decide which individuals to recommend for nomination as directors.

A stockholder of record can nominate a candidate directly for election to the board of directors by complying with the procedures in Section 3.8 of our bylaws.  Any eligible stockholder who wishes to submit a nomination should review the requirements in the bylaws on nominations by stockholders.  Any nomination should be sent in writing to InterCloud Systems, Inc., Attention: Corporate Secretary, 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702.  Notice must be received by us no earlier than April 22, 2015, and no later than May 22, 2015.  The notice must state the information required by Section 3.8 of our bylaws and otherwise must comply with applicable federal and state law.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with a non-management member of the board of directors may do so by writing to such director, and mailing the correspondence to: InterCloud Systems, Inc., Attention: Corporate Secretary, 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702.  All such stockholder communications will be forwarded to the appropriate committee of our board of directors or non-management director.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors.   We will provide a copy of our Code of Business Conduct and Ethics, without charge, to any person desiring a copy, by written request to our company at 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702, Attention: Corporate Secretary.

Risk Management

The board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks.  The board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks.  The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements.  The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting.  The governance and nominating committee is responsible for overseeing the management of risks associated with the independence of the board of directors and potential conflicts of interest.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through discussions from committee members about such risks.  The board of directors believes its administration of its risk oversight function has not affected the board of directors’ leadership structure.

Non-Employee Director Compensation

Our board of directors has approved a compensation policy for members of the board who are not employed by us or any of our subsidiaries (“non-employee directors”).   The policy became effective on January 1, 2013.   Under the policy, each non-employee director continuing to serve in such capacity after an annual meeting of our stockholders will receive an award of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date.   A non-employee director who is appointed to the board other than in connection with an annual meeting and who has not been employed by us or one of our subsidiaries in the preceding six months will receive a grant of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date and prorating that number based on the period of time that has elapsed since the last annual meeting.   Each of these grants will vest on a quarterly basis through the date of the next annual meeting (or, if earlier, the first anniversary of the date of grant).

In addition, our director compensation policy provides that a non-employee director who serves as Chairman of the Board will receive an annual cash retainer of $35,000.   A non-employee director who serves on our audit committee will receive an annual cash retainer of $20,000, a non-employee director who serves on our compensation committee will receive an annual cash retainer of $10,000, and a non-employee director who serves on our governance and nominating committee will receive an annual cash retainer of $10,000.   Non-employee directors also are entitled to receive a fee of $1,500 for each meeting of the board or a board committee that they attend in person (with the director being entitled to one meeting fee if meetings of the board and a board committee are held on the same day).  We also reimburse our non-employee directors for their reasonable travel expenses incident to attending meetings of our board or board committees.

The following table sets forth information about the compensation of the non-employee members of our board of directors who served as a director during the year ended December 31, 2013.  Other than as set forth in the table and described more fully below, during the year ended December 31, 2013, we did not pay any fees, make any equity awards or non-equity awards or pay any other compensation to the non-employee members of our board of directors.  Mr. Munro, our Chief Executive Officer, receives no compensation for his service as a director, and is not included in the table below.

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Mark F. Durfee	$-	$97,554	-	-	-	-	$97,554
Charles K. Miller	30,000	102,349	-	-	-	-	132,349
Neal L. Oristano	-	97,554	-	-	-	-	97,554
________________
(1)
The amounts shown reflect the grant date fair value of each award computed in accordance with FASB ASC Topic 718,  Compensation-Stock Compensation.   The assumptions used to calculate the value of stock awards are described under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Estimates – Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2013 and in Note 2 to our audited consolidated financial statements included in such report.

PROPOSAL NO.  2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed BDO USA LLP (“BDO”), independent registered public accountants, to audit our financial statements for the year ending December 31, 2014. During the year ended December 31, 2013, BDO served as our independent registered public accounting firm.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of our company and its stockholders.  At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2014.  Our audit committee is submitting the selection of BDO to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.  Representatives of BDO will be present at the Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If the stockholders do not ratify the appointment of BDO, the board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by BDO USA, LLP, our principal accountants for the year ended December 31, 2013, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and for services in connection with statutory and regulatory filings or engagements were approximately $1,065,000 and $375,000 for the fiscal years ended December 31, 2013 and 2012, respectively.

 Audit-Related Fees

	Year Ended December 31,
	2013	2012
Audit fees	$1,065,000	$375,000
Audit related fees	185,000	-
Tax fees	7,500	25,000
Other fees	-	-

In 2013, fees associated with the audit of our annual financial statements and reviews of our quarterly financial statements amounted to approximately $340,000, and fees in connection with our registration statement on Form S-1 that was filed in connection with our November 2013 equity offering amounted to approximately $725,000.

Audit-related fees included charges totaling approximately $125,000 associated with the audits of Integration Partners-NY Corporation as part of our acquisition of that company and fees totaling approximately $60,000 associated with the audit of AW Solutions, LLC as part of our acquisition of that company.

Tax related fees related to an analysis performed of our net loss carryforward for tax purposes.

All Other Fees

 Other than as reported above, we did not engage our principal accountants to render any other services to us during the last two fiscal years.

Auditor Independence

In 2013, there were no other professional services provided by BDO that would have required the audit committee to consider their compatibility with maintaining the independence of BDO.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF BDO USA LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is currently comprised of three independent directors and operates under a written charter originally adopted by the Board of Directors in December 2012, which charter is reviewed on an annual basis and amended as necessary by the Board of Directors upon recommendation by the Audit Committee.

The members of the Audit Committee are currently Charles K.  Miller (chairman), Mark F.  Durfee and Neal  L. Oristano.  Each of the members of the Audit Committee is an “independent director” as currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934.  The Board of Directors has also determined that Mr. Miller is an “audit committee financial expert” as described in applicable rules and regulations of the U.S.  Securities and Exchange Commission (“SEC”).

The Audit Committee appoints an accounting firm as our independent registered public accounting firm.  The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  Management is responsible for our internal controls and the financial reporting process.  The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held three meetings during 2013.  The meetings were designed to provide information to the Audit Committee necessary for it to conduct its oversight function of the external financial reporting activities and audit process of our company, and to facilitate and encourage communication between the Audit Committee, management and our independent registered public accounting firm, BDO USA LLP.  Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2013 with management and the independent registered public accounting firm.  The Audit Committee also instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No.  16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm, BDO USA LLP, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with BDO USA LLP that firm’s independence.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

The Audit Committee of the Board of Directors of InterCloud Systems, Inc.:

Charles K. Miller (Chairman)
Mark F. Durfee
Neal L. Oristano

EXECUTIVE OFFICERS

The following table identifies certain information about each of our executive officers as of June 30, 2014.  Officers are elected by the board of directors to hold office until their successors are elected and qualified.  There are no family relationships among our directors or executive officers.

Name	Position	Age

Mark Munro	Chairman of the Board, Chief Executive Officer	52
Frank Jadevaia	President	55
Daniel J. Sullivan	Chief Financial Officer	56
Roger M. Ponder	Chief Operating Officer	62
Scott Davis	Senior Vice President of Sales and Marketing	42

The following is information about the experience and attributes of our executive officers.

 Mark Munro.  See “Proposal No. 1 Election of Directors – Board of Directors and Corporate Governance” for Mr. Munro’s biographical information.

 Frank Jadevaia has served as our President since January 2014.  From January 2007 to January 2014, prior to our acquisition of Integration Partners-NY Corporation, Mr. Jadevaia was a Managing Partner at that company.  From November 2001 to November 2006, he was a Vice President of Sales of Nortel Networks Corporation, a telecommunications equipment manufacturer. Mr. Jadevaia received his B.S. from Bloomfield College in business. Mr. Jadevaia brings extensive enterprise and service provider management experience to our executive management team.

Daniel J. Sullivan has served as our Chief Financial Officer since December 2011 and as a member of our board of directors from December 2011 to November 2012.  Mr. Sullivan has been the Chief Financial Officer of Munro Capital Inc., a diversified finance company, since August 2010.  From January 2003 to July 2010, he served as Chief Financial Officer for VaultLogix LLC, a provider of cloud-based data backup solutions for business data.  Mr. Sullivan received his B.S. in accounting from the University of Massachusetts and his M.B.A. from Southern New Hampshire University (formerly New Hampshire College).  Mr. Sullivan brings extensive experience in finance for both publicly-traded and private companies to our executive management team.

 Roger M. Ponder has served as our Chief Operating Officer since November 2012. Mr. Ponder has been the President and Chief Executive Officer of Summit Broadband LLC, a provider of consulting services to private equity and institutional banking entities in the telecommunications, cable and media/internet sectors, since August 2009.  From January 2005 to August 2009, he was the President - Midwest/Kansas City Division of Time Warner Cable.  Mr. Ponder was a member of the United Way Board of Trustees’ - Kansas City from January 2006 to January 2011.  Mr. Ponder received his B.S. in Business Administration and Economics from Rollins College.  Mr. Ponder brings extensive business development, strategic planning and operational experience to our executive management team.

 Scott Davis has served as our Senior Vice President of Sales and Marketing since February 2014. Prior to joining our company, Mr. Davis was President of NTSDirect, a value-added distributor of telecommunications equipment, from November 2010 to February 2014. From August 2006 to November 2010, Mr. Davis was Executive Director, Officer of Xeta Technologies Inc., a publicly-held technology integrator that was sold to Paetec Holding Corp. in 2011. Prior thereto, Mr. Davis held various positions with Nortel Networks, Inc., most recently as a Vice President of its Channel Partner Organization. Mr. Davis received his B.S. in entrepreneurial studies from the University of Wisconsin and his MBA in Finance from North Central College. Mr. Davis brings extensive experience in marketing and sales to our executive management team.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions.  Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation.  Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement.  Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer, including the Chief Executive Officer, as well as each individual compensation component.

Summary Compensation Table

The following table provides a summary of compensation paid for the years ended December 31, 2013 and 2012 to our named executive officers:

Summary Compensation Table

						Non-Equity Incentive	All
		Base		Stock	Option	Plan	Other
Name and Principal	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Position	Year	($)	($)	($)(1)	($)	($)	($)	($)

Mark Munro	2013	$88,267	$—	$479,500	$—	$—	$—	$567,767
Chief Executive Officer(2)	2012	—	—	—	—	—	—	—

Lawrence M. Sands	2013	124,431	—	239,750	—	—	14,400	378,581
Senior Vice President and Corporate Secretary(3)	2012	120,000	—	—	—	—	12,000	132,000

Daniel J. Sullivan	2013	126,923	—	239,750	—	—	—	366,673
Chief Financial Officer	2012	85,000	—	—	—	—	—	85,000

Roger M. Ponder	2013	81,923	—	239,750	—	—	—	321,673
Chief Operating Officer(4)	2012	—	—		—	—	—	—
________________
(1)
The amounts shown reflect the grant date fair value of each award computed in accordance with FASB ASC Topic 718,  Compensation-Stock Compensation.  The assumptions used to calculate the value of stock awards are described under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates - Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2013 and in Note 2 to our audited consolidated financial statements included in such report.

(2)	Mr. Munro began receiving cash compensation for his services in May 2013.

(3)
Effective January 1, 2014, Mr. Sands remained an employee but was no longer an executive officer of our company. The amount reflected in the “All Other Compensation” column for Mr. Sands represents his car allowance for 2013 and 2012.

(4)	While Mr. Ponder became our Chief Operating Officer on November 2012, by agreement with Mr. Ponder, he commenced receiving cash compensation in May 2013.

 Employment and Severance Agreements

 In February 2014, we entered into three-year employment agreements with our President, Frank Jadevaia, and our Senior Vice President of Sales and Marketing, Scott Davis, pursuant to which such executive officers are entitled to the following compensation:

Executive	Title	Annual Base Salary	Annual Targeted Bonus
Frank Jadevaia	President	$400,000	Up to 75% of base salary
Scott Davis	Senior Vice President of Sales and Marketing	$225,000	Up to 100% of base salary

 Such employment agreements are each for a term of three-years, provided that such agreements will be automatically extended for additional one-year terms unless either party gives written notice of termination not less than sixty (60) days prior to the termination of the then-current term. Each executive is entitled to the annual compensation described above, and is eligible to a receive an annual incentive bonus as determined by our board of directors of a percentage of such executive’s base salary as described above. During the term of employment, each executive is entitled to participate all employee pension and welfare benefit plans and programs, and fringe benefit plans and programs, made available to our employees generally, subject to the eligibility and participations restrictions of each such plan or program. Each executive also is entitled to reimbursement for all reasonable business expenses incurred by such executive in connection with carrying out such executive’s duties.

 Such employments agreements are terminable by us for at any time, (i) for Cause (as defined), (ii) without Cause upon at least thirty (30) days prior written notice to the executive, (iii) in the event of the executive’s death, or (iv) in the event of the executive’s disability, as determined in good faith by our board of directors. Each executive may terminate the agreement at any time upon not less than thirty (30) days prior written notice; provided, however, that each executive may terminate the agreement immediately for Good Reason (as defined) if we have not remedied the circumstances giving rise to the basis of such termination for Good Reason within the applicable cure period. If the executive’s employment is terminated without Cause or by the executive for Good Reason, in addition to payment of any accrued obligations, such executive will be entitled to certain severance benefits based on such executive’s base salary and targeted incentive bonus amount then in effect, and such executive shall also be entitled to incentive bonuses with respect to the current year that would otherwise have been payable to such executive had such executive’s employment not been terminated.

 Pursuant to such employment agreements, each executive also is subject to customary confidentiality restrictions and work-product provisions, and each executive also is subject to customary non-competition covenants and non-solicitation covenants with respect to our employees, consultants and customers.

 We do not maintain any retirement plans, tax-qualified or nonqualified, for our executives or other employees.  However, three of our operating subsidiaries maintain 401(k) plans for their employees.

Compensation Committee Interlocks and Insider Participation

 None of the members of our compensation committee is or has at any time during the past year been an officer or employee of ours. None of our executive officers currently serves or in the past year has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 30, 2014 by:

●	each person known by us to be a beneficial owner of more than 5% of our outstanding common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

 The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after, June 30, 2014.  Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.  Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 In the table below, the percentage of beneficial ownership of our common stock is based on 13,551,804 shares of our common stock outstanding as of June 30, 2014.  Unless otherwise noted below, the address of the persons listed on the table is c/o InterCloud Systems, Inc., 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702.

Name of Beneficial Owner Executive Officers and Directors	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Mark Munro(1)	1,249,606	9.9%
Mark F. Durfee(2)	860,408	6.4%
Frank Jadevaia(3)	673,032	4.8%
Charles K. Miller	42,130	*
Neal Oristano	73,925	*
Daniel J. Sullivan	67,644	*
Roger Ponder	68,244	*
Scott Davis	25,000	*

All named executive officers and directors as a group (nine persons)	3,055,220	21.9%

5% or More Stockholders
Forward Investments LLC(4)	1,937,309	13.3%
________________
*	Less than 1.0%.

(1)
Includes (i) 999,481 shares of common stock held by Mr. Munro, including 500,000 restricted shares that are subject to a three-year vesting schedule, (ii) 173,763 shares of common stock held by Mark Munro IRA, (iii) 71,593 shares held by 1112 Third Avenue Corp., and (iv) 4,769 shares held by MMD Genesis LLC. Mr. Munro has sole voting and investment power over the shares held by 1112 Third Avenue Corp.  Mr. Munro, Mr. Mark Durfee and Mr. Douglas Shooker share voting and investment power over the shares held by MMD Genesis LLC.

(2)
Includes (i) 28,423 shares held by Mr. Durfee, (ii) 827, 216 shares held by Pascack Road LLC, and (ii) 4,769 shares held by MMD Genesis LLC. Mr. Durfee has sole voting and investment power over the shares held by Pascack Road LLC. Mr. Durfee, Mr. Mark Munro and Mr. Douglas Shooker share voting and investment power over the shares held by MMD Genesis LLC.

(3)
Includes (i) 309,881 shares of common stock, including 250,000 restricted shares that are subject to a three-year vesting schedule and (ii) 368,151 shares of common issuable upon conversion of a convertible promissory note (based on the original principal amount of such note).

(4)
Includes 1,018,082 shares of common stock issuable upon the conversion of convertible promissory notes (based upon the original principal amount of such notes). Pursuant to the Schedule 13G filed by Forward Investments LLC with the Securities and Exchange Commission on January 28, 2014, Douglas Shooker is the manager of Forward Investments LLC. The address of Forward Investments LLC is 1416 North Donnelly, Mt. Dora, Florida 32757.

RELATED PERSON TRANSACTIONS

In addition to the arrangements described below, we have also entered into the arrangements which are described under the caption “Executive Compensation — Executive Employment Arrangements”.

Procedures for Approval of Related Party Transactions

 A “related party transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, and which involves an amount exceeding $120,000, and in which any related party had, has or will have a direct or indirect material interest.  A “related party” includes

●	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

●	any person who beneficially owns more than 5% of our common stock;

●	any immediate family member of any of the foregoing; or

●	any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

 In March 2014, our board of directors adopted a written related party transactions policy.  Pursuant to this policy, the audit committee of our board of directors will review all material facts of all related-party transactions and either approve or disapprove entry into the related-party transaction, subject to certain limited exceptions.  In determining whether to approve or disapprove entry into a related-party transaction, our audit committee shall take into account, among other factors, the following: (i) whether the related-party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances, (ii) the extent of the related party’s interest in the transaction and (iii) whether the transaction would impair the independence of a non-employee director.

 Related Party Transactions

 The following transactions were entered into prior to the adoption of the approval procedures described above.

Loan Transactions.  During the year ended December 31, 2013, MMD Genesis LLC, a company the three principals of  which are our Chairman of the Board and Chief Executive Officer, Mark Munro, one of our directors, Mark F. Durfee, and Douglas Shooker, the principal of Forward Investments LLC, the beneficial owner of more than 5% of our common stock, made loans to us from time to time in the aggregate principal amount of $3,675,000 to fund certain of our working capital requirements and a portion of the cash purchase price of our acquisition of IPC. At December 31, 2012, we had outstanding loans from MMD Genesis in the aggregate principal amount of $350,000.  All such loans originally matured on June 30, 2014. In October 2013, we made a principal payment in the aggregate amount of $100,000 with respect to such loans. No other payments of principal or interest have been made by us with respect to such loans, and at December 31, 2013, loans in the aggregate principal amount of $3,925,000 were outstanding.

 On January 1, 2014, the outstanding principal amount of the loans from MMD Genesis in the amount of $3,925,000, and accrued interest thereon in the amount of $994,996, was restructured and, in lieu thereof, we issued to the principals of MMD Genesis LLC or their designees the following notes:

●	a note issued to Mark Munro 1996 Charitable Remainder UniTrust in the principal amount of $275,000 that bears interest at the rate of 12% per annum and matures on March 31, 2016;

●	a note issued to CamaPlan FBO Mark Munro IRA in the principal amount of $346,904 that bears interest at the rate of 12% per annum and matures on March 31, 2016;

●	a note issued to 1112 Third Avenue Corp., a company controlled by Mark Munro, in the principal amount of $375,000 that bears interest at the rate of 12% per annum and matures on March 31, 2016;

●	a note issued to Mark Munro in the principal amount of $737,000 that bears interest at the rate of 12% per annum and matures on March 31, 2016;

●	a note issued to Pascack Road, LLC, a company controlled by Mark Durfee, in the principal amount of $1,575,000 that bears interest at the rate of 12% per annum and matures on March 31, 2016;

●
a note issued to Forward Investments, LLC in the principal amount of $650,000 that bears interest at the rate of 10% per annum, matures on June 30, 2015 and is convertible into shares of our common stock at an initial conversion price of $6.36 per share; and

●
a note issued to Forward Investments, LLC in the principal amount of $2,825,000 that bears interest at the rate of 2% per annum, matures on June 30, 2015 and is convertible into shares of our common stock at an initial conversion price of $6.36 per share.

We have not made any payments of principal on any of the promissory notes issued on January 1, 2014. On May 29, 2014, we issued an aggregate of 8,934 shares of our common stock to Mark Munro, Mark Munro 1996 Charitable Remainder Unitrust, CamaPlan FBO Mark Munro IRA and 1112 Third Avenue Corp. in settlement of outstanding accrued interest owed to such note holders.

 On February 4, 2014 and March 28, 2014, Forward Investments, LLC made loans to us for working capital purposes in the amounts of $1.8 million and $1.2 million, respectively.  Such loans are evidenced by promissory notes that bear interest at the rate of 10% per annum, mature on June 30, 2015 and are convertible into shares of our common stock at an initial conversion price of $6.36 per share.  We have not made any payments of principal or interest on such promissory notes.

On May 7, 2014, Mark Munro 1996 Charitable Remainder Unitrust made a loan to us in the amount of $300,000. On June 19, 2014, Forward Investments LLC made a loan to us in the amount of $500,000. On June 20, 2014, Pascack Road LLC, a company owned by one of our directors, Mark F. Durfee, made a loan to us in the amount of $300,000.  All of such loans were made to us for working capital purposes and are evidenced by promissory notes that bear interest at the rate of 18% per annum and mature on November 1, 2014.  We have not made any payments of principal or interest on such promissory notes.

 Series E Preferred Stock Financing.  Between September 2012 and April 2013, we sold an aggregate of 3,350 shares of our Series E Preferred Stock at $1,000 per share for an aggregate purchase price of $3,350,000. In addition to such shares, the purchaser of Series E Preferred Stock also received two-year warrants to purchase in the aggregate a number of shares of common stock equal to 4.87% of the number of outstanding shares of common stock on a fully-diluted basis at a purchase price of $500 per share. These sales were made to “accredited investors” within the meaning of the Securities Act, including to certain of our affiliates. Charles K. Miller, a director, purchased 25 shares for a purchase price of $25,000 and a company owned by our Chief Executive Officer, Mark Munro, purchased 25 shares for a purchase price of $25,000. All of the outstanding shares of our Series E Preferred Stock were converted into an aggregate of 534,819 shares of common stock in August 2013. All of the two year warrants that were issued in connection with the sale of the Series E Preferred Stock were exercised in December 2013 on a cashless basis to purchase an aggregate of 138,396 shares of our common stock.

 Restricted Stock Grants.  On December 2, 2013, our board of directors approved a grant under our 2012 Performance Incentive Plan of 50,000 shares of our common stock to our Chief Executive Officer, Mark Munro, and grants under such plan of 25,000 shares to each of our Chief Financial Officer, Daniel J. Sullivan, our Chief Operating Officer, Roger M. Ponder, and our Senior Vice President and Corporate Secretary, Lawrence M. Sands.  The closing sale price of our common stock on the NASDAQ Capital Market on December 2, 2013 was $9.59 per share.  For additional information regarding such stock grants, see Item 11. “Executive Compensation—Summary Compensation Table.”

 On April 11, 2014, our board of directors approved a grant under our 2012 Performance Incentive Plan of 25,000 shares of our common stock to Scott Davis, our Senior Vice President of Sales and Marketing.  The closing sale price of our common stock on the NASDAQ Capital Market on April 11, 2014 was $5.99.

 On May 19, 2014, our board of directors approved grants under our 2012 Performance Incentive Plan of 25,000 shares to each of Messrs. Sullivan, Ponder and Sands. The closing sale price of our common stock on the NASDAQ Capital Market on May 19, 2014 was $4.69.

 On May 29, 2014, our board of directors approved grants under our 2012 Performance Incentive Plan of 500,000 shares to Mr. Munro and 250,000 shares to Frank Jadevaia, our President, which share grants vest over a period of three years. The closing sale price of our common stock on the NASDAQ Capital Market on May 29, 2014 was $5.99.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the SEC and NASDAQ.  Such directors, executive officers, and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent year.  Based on a review of the copies of such reports and the written representations of such reporting persons, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were complied with during 2013, with the exception of Statements of Changes of Beneficial Ownership of Securities on Form 4 for our chairman of the board and chief executive officer, Mark Munro, filed on January 2, 2013, January 7, 2013, January 17, 2013, June 3, 2013, July 1, 2013, August 3, 2013 and December 19, 2013; Statements of Changes of Beneficial Ownership of Securities on Form 4 for our director, Mark F. Durfee, filed on January 17, 2013, August 7, 2013 and December 19, 2013; an Initial Statement of Beneficial Ownership of Securities on Form 3 for our director, Charles K. Miller, filed on April 18, 2013 and Statements of Changes of Beneficial Ownership of Securities on Form 4 for Mr. Miller filed on August 22, 2013 and December 19, 2013; an Initial Statement of Beneficial Ownership of Securities on Form 3 for our director, Neal L. Oristano, filed on February 10, 2013; a Statement of Changes of Beneficial Ownership of Securities on Form 4 for our chief financial officer, Daniel J. Sullivan, filed on December 19, 2013; Statements of Changes of Beneficial Ownership of Securities on Form 4 for our chief operating officer, Roger M. Ponder, filed on January 16, 2013 and December 19, 2013; a Statement of Changes of Beneficial Ownership of Securities on Form 4 for our senior vice president and corporate secretary, Lawrence M. Sands, filed on December 19, 2013; and a Statement of Changes of Beneficial Ownership of Securities on Form 4 for American Financial Group, Inc., the beneficial owner of more than 10% of our common stock at the time of filing, filed on April 1, 2013.

2013 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2013 are included in our annual report on Form 10-K for the year ended December 31, 2013, a copy of which has been sent to you with this proxy statement.  Our annual report and this proxy statement also are posted on our website at www.InterCloudSys.com and are available from the SEC at its website at www.sec.gov.  You may also obtain an additional copy of our annual report without charge by sending a written request to Corporate Secretary, Investor Relations, InterCloud Systems, Inc., 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702.

* * *

Our board of directors does not know of any other matters to be presented at the Annual Meeting.  If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold.  You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Shrewsbury, New Jersey
July 11, 2014

intercloud systems™

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Mark F. Durfee

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of BDO USA LLP as InterCloud Systems, Inc.'s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000217261_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

INTERCLOUD SYSTEMS, INC.
Annual Meeting of Stockholders
August 20, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark Munro and Daniel J. Sullivan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of InterCloud Systems, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Daylight Time on August 20, 2014, at the Spring Lake Golf Club, located at 901 Warren Avenue, Spring Lake, New Jersey 07762 and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000217261_2 R1.0.0.51160